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                                                                   EXHIBIT 10.08
                      SECOND AMENDMENT TO LEASE AGREEMENT

THIS SECOND AMENDMENT TO LEASE AGREEMENT (this "Amendment") is made this 22nd day of December, 1995, by and between MCDONOGH SCHOOL, INCORPORATED, a Mary-land Corporation with an office at McDonogh School, Owings Mills, Maryland 21117-0380 ("Landlord"), and TRP SUBURBAN, INC., a Maryland Corporation with a office at 100 East Pratt Street, 9th Floor, Baltimore, Maryland 21202 ("Tenant").

                                    RECITALS

A. Landlord and Tenant are parties to a Lease Agreement dated April 17, 1990, an Addendum to Agreement of Lease dated April 17, 1990, a Short Form Lease for recording dated April 17, 1990 and an Amendment to Lease Agreement dated June 18, 1991 (collectively the "Lease"), concerning land located at 10090 Red Run Boulevard, Baltimore County, Maryland.

B. The Short Form Lease for recording was recorded among the Land Records of Baltimore County, Maryland on April 22, 1990 in liber SM8465, folio 516.

C.  Landlord and Tenant desire to amend the Lease as hereinafter set forth.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency which is hereby acknowledged, Landlord and Tenant agree as follows:

1. EXTENSION OF TERM. Section 1.02 of the Lease is hereby amended to pro-vide that the Term shall expire ninety-nine years after the Commencement Date. All references in the Lease to Expiration Date shall mean the date which is ninety-nine years after the Commencement Date.

2. PAYMENT FOR CONSTRUCTION OF ADDITIONAL IMPROVEMENTS. The Premises are currently improved by a building containing One Hundred Fourteen Thousand (114,000) gross square feet of floor area. The provisions of paragraph (a) of Section 2.02 of the lease permitting the construction of up to One Hundred Sixty-Five Thousand (165,000) gross square feet of floor area, exclusive of parking facilities, in consideration of the payment of the Single Rent Pay-ment, is hereby deleted and the following is inserted in lieu thereof.

  (a) In addition to the Improvements currently located on the Demised Premises containing One Hundred Fourteen Thousand (114,000) gross square feet of floor area, Tenant may construct additional Improvements containing not more than Fifty-One Thousand (51,000) gross square feet of floor area, exclusive of parking facilities, on the following terms and conditions:

     (i) For a period of eighteen (18) months from the date of this Amendment, Tenant shall pay the Landlord the sum of Seventeen Dollars ($17.00) per square foot of additional Improvements exclusive of parking space. Commencing on the date which is eighteen (18) months from the date of this Amendment and continuing on each anniversary of that date, the cost per
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square foot of additional Improvements as set forth above shall increase by four percent (4%) per annum, compounded annually.

    (ii) The payments set forth above, as applicable, shall be made before any construction activities, including site work, occur in connection with additional Improvements.

3. CLARIFICATION OF TENANT'S REIMBURSEMENT OBLIGATIONS. Landlord's costs specified in Section 8.02 of the Lease shall include reasonable overhead directly related to the performance of Landlord's responsibilities under
Section 8.01 of the Lease. Reasonable overhead shall include the salary of a property manager, administrative support and office space, which shall be allocable in accordance with generally accepted accounting principles.

4.  REVOCATION OF EXTENSION PRIVILEGES.   Article 20 of the Lease relating to
Extension Privileges is hereby revoked in its entirety.

5. TERMS. Terms which are used but not defined herein shall have the same meanings as set forth in the Lease.

6. NO OTHER MODIFICATIONS. Except as set forth herein the Lease is unmodified and remains in full force and effect.

WITNESS the hands and seals of the parties hereto, under seal, as of the date first above written.

                             McDONOGH SCHOOL, INCORPORATED
                             By: /s/ Christine Alexander
                                 Title:  President

                             TRP SUBURBAN, INC.
                             By: /s/ Andrew C. Goresh
                                 Title:  Vice President